Subsequent Event	12 Months Ended
Apr. 30, 2026
Subsequent Events [Abstract]
Subsequent Event	Subsequent Event
Quarterly Dividend Declaration
On June 22, 2026, the Board of Directors of the Company (the “Board”) declared a cash dividend of $0.55 per share with a payment date of July 31, 2026 to holders of the Company’s common stock of record at the close of business on July 6, 2026. The declaration and payment of future dividends under the quarterly dividend policy will be at the discretion of the Board and will depend upon many factors, including the Company’s earnings, capital requirements, financial condition, the terms of the Company’s indebtedness and other factors that the Board may deem to be relevant. The Board may amend, revoke or suspend the dividend policy at any time and for any reason.